UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-WHQ2)

                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                   333-118640                34-1993512
           --------                                   ----------                ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                  92868
------------------                                                  -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.       Other Events
                 ------------


Description of the Certificates and the Mortgage Pool

         Park Place Securities, Inc. (the "Registrant") plans a series of certificates, entitled Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004, among the Registrant as depositor, HomEq Servicing Corporation. as master servicer, Wells Fargo Bank, N.A. as trustee and. as swap administrator. The Certificates designated as the Series 2004-WHQ2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Credit Suisse First Boston LLC and Citigroup Global Markets Inc., (the "Underwriters") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------


                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits.
                           --------

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
    Exhibit No.          Item 601(a) of                                    Description
                         Regulation S K
                           Exhibit No.
         1                     99             Collateral  Term  Sheets  (as  defined  in  Item 5)  that  have  been provided  by Credit  Suisse  First  Boston LLC and  Citigroup  Global
                                              Markets  Inc.  to  certain  prospective   purchasers  of  Park  Place
                                              Mortgage  Securities  Inc.  Asset-Backed  Pass-Through  Certificates,
                                              Series 2004-WHQ2.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 18, 2004


                                                  PARK PLACE SECURITIES, INC.


                                                  By: /s/ John P. Grazer
                                                      -----------------------
                                                  Name:   John P. Grazer
                                                  Title:  CFO

                                Index to Exhibits


   Exhibit No.          Item 601(a) of                         Description                        Sequentially
                        Regulation S K                                                            Numbered Page
                         Exhibit No.
        1                     99                         Collateral Terms Sheets               Filed Manually

                                  EXHIBIT 99.1

                                [FILED MANUALLY]